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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K
                                  CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): September 14, 1999

                                 METROCALL, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                                           0-21924                          54-1215634
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(State or other jurisdiction of incorporation )       (Commission File Number)    (I.R.S. Employer Identification No.)


  6677 Richmond Highway, Alexandria, Virginia                                       22306
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   (Address of principal executive offices)                                       (Zip Code)
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       Registrant's telephone number, including area code: (703) 660-6677

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Item 5 - Other Events.

      On September 14, 1999, Metrocall issued a press release, which announced that trading in Metrocall's common stock would move from the Nasdaq National
Market to the Nasdaq SmallCap Market, effective September 15, 1999. A copy of the press release is included under Item 7, Exhibit 99.1.


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Item 7 - Exhibits.

Exhibit             Description

99.1                Metrocall Press Release*

* Exhibit filed herewith.

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          METROCALL, INC.

                                          By: /s/  VINCENT D. KELLY
                                              ----------------------------
                                                   Vincent D. Kelly
                                          Chief Financial Officer and Treasurer

Date:  September 20, 1999


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                                   EXHIBIT INDEX

Exhibit           Description

99.1              Metrocall Press Release*

* Exhibit filed herewith.

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